                                                                   EXHIBIT 99(i)

                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
               PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars in Thousands, Except Per Share Amounts)             MARCH 31,
ASSETS                                                         1995
- ---------------------------------------------------------  ------------

 CASH AND CASH EQUIVALENTS...............................  $  2,961,691
                                                           ------------

 CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
   OR DEPOSITED WITH CLEARING ORGANIZATIONS..............     5,556,700
                                                           ------------

 MARKETABLE INVESTMENT SECURITIES........................     2,409,826
                                                           ------------

 TRADING ASSETS, AT FAIR VALUE
 Corporate debt and preferred stock......................    15,028,545
 Contractual agreements..................................    13,571,199
 U.S. Government and agencies............................     7,090,127
 Non-U.S. governments and agencies.......................     8,269,381
 Equities and convertible debentures.....................     6,271,017
 Mortgages and mortgage-backed...........................     5,173,279
 Municipals..............................................       808,796
 Money markets...........................................     1,364,647
                                                           ------------
 Total...................................................    57,576,991
                                                           ------------

 RESALE AGREEMENTS.......................................    45,089,532
                                                           ------------

 SECURITIES BORROWED.....................................    25,199,020
                                                           ------------

 RECEIVABLES
 Customers (net of allowance for doubtful accounts of
   $49,562)..............................................    13,117,075
 Brokers and dealers.....................................     9,189,202
 Interest and other......................................     4,450,954
                                                           ------------
 Total...................................................    26,757,231
                                                           ------------

 INVESTMENTS OF INSURANCE SUBSIDIARIES...................     5,735,410

 LOANS, NOTES, AND MORTGAGES (NET OF ALLOWANCE FOR
   LOAN LOSSES OF $167,934)..............................     1,529,007

 OTHER INVESTMENTS.......................................     1,007,575

 PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
   (NET OF ACCUMULATED DEPRECIATION AND AMORTIZATION
   OF $1,954,115)........................................     1,592,630

 OTHER ASSETS............................................     1,317,380
                                                           ------------

 TOTAL ASSETS............................................  $176,732,993
                                                           ============

                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
               PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars in Thousands, Except Per Share Amounts)           MARCH 31,
LIABILITIES AND STOCKHOLDERS' EQUITY                         1995
- -------------------------------------------------------  ------------

 LIABILITIES

 REPURCHASE AGREEMENTS.................................  $ 57,110,193
                                                         ------------

 COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS......    30,486,399
                                                         ------------

 TRADING LIABILITIES, AT FAIR VALUE
 U.S. Government and agencies..........................    13,170,544
 Contractual agreements................................    12,817,798
 Non-U.S. governments and agencies.....................     5,722,599
 Equities and convertible debentures...................     3,477,125
 Corporate debt and preferred stock....................     2,522,924
 Municipals............................................        97,531
                                                         ------------
 Total.................................................    37,808,521
                                                         ------------

 CUSTOMERS.............................................    10,986,016

 INSURANCE.............................................     5,643,839

 BROKERS AND DEALERS...................................     7,179,582

 OTHER LIABILITIES AND ACCRUED INTEREST................     7,329,772

 LONG-TERM BORROWINGS..................................    14,484,523
                                                         ------------

 TOTAL LIABILITIES.....................................   171,028,845
                                                         ------------

 STOCKHOLDERS' EQUITY

 PREFERRED STOCKHOLDERS' EQUITY........................       618,800
                                                         ------------

 COMMON STOCKHOLDERS' EQUITY
 Common stock, par value $1.33 1/3 per share;
   authorized: 500,000,000 shares;
   issued: 236,330,162 shares..........................       315,105
 Paid-in capital.......................................     1,226,730
 Foreign currency translation adjustment...............        17,025
 Net unrealized losses on investment securities
   available-for-sale (net of applicable income tax
   benefit of $18,580).................................       (34,593)
 Retained earnings.....................................     5,778,548
                                                         ------------
   Subtotal............................................     7,302,815

 Less:
   Treasury stock, at cost:  54,501,770 shares.........     1,892,155
   Unallocated ESOP reversion shares, at cost:
     5,306,924 shares..................................        83,625
   Employee stock transactions.........................       241,687
                                                         ------------

 TOTAL COMMON STOCKHOLDERS' EQUITY.....................     5,085,348
                                                         ------------

 TOTAL STOCKHOLDERS' EQUITY............................     5,704,148
                                                         ------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY............  $176,732,993
                                                         ============

                                      7